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                                                                  EXHIBIT 10.5.3

                                                                  EXECUTION COPY

                                    GUARANTY

     GUARANTY, dated as of June 29, 2006, by BIOVEX GROUP, INC. (the "Guarantor"), in favor of MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body politic and corporate created by Chapter 289 of The Acts of 1998 and established under Massachusetts General Laws Chapter 23G as amended, with a principal office at 160 Federal Street, Boston, Massachusetts 02110 (the "Lender"). In consideration of the Lender's giving, in its discretion, time, credit, or lending facilities or accommodations to BioVex, Inc., a Delaware corporation, (the "Borrower"), the Guarantor agrees as follows:

     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Lender the punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, line of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only, and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment for performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

     2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with, to the extent not paid by Borrower, interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the interest rate applicable on the date of such demand pursuant to the terms of that certain Promissory Note of the Borrower of even date herewith, plus five percent (5%); provided that if such interest exceeds the maximum permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     3. WAIVERS BY GUARANTOR; LENDER'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with an Obligation and agrees that the obligations of the Guarantor hereunder shall not be release or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower, (i) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation;
(iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the

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Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction or any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

     4. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless by binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of any Obligation may not be made against the Borrower, whether by operation of law or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     5. SUBORDINATION; SUBROGATION WAIVER. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations and the expiration of all notice and cure periods, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full; provided, however, that, prior to such default, the Guarantor shall be restricted from collecting any prepayments or unscheduled payments of principal but shall not be restricted from collecting regularly scheduled principal and interest payments thereon. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while such default exists, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over the Lender on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guarantor. To the maximum extent permitted by law, Guarantor hereby postpones any right of subrogation Guarantor has or may have as against Borrower with respect to the Obligations until the Obligations have been paid in full. In addition, Guarantor hereby postpones until the Obligations have been paid in full any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against the Borrower with respect to the Obligations. Guarantor also hereby postpones any rights to recourse to or with respect to any asset of Borrower until the Obligations have been paid in full; provided, however, that if there is no default in the payment or performance of the Obligations, the foregoing sentence shall not limit any payments made by Borrower to Guarantor in the ordinary course or any regularly scheduled principal and interest payments made by Borrower to Guarantor in connection with any indebtedness of Borrower to Guarantor. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a "creditor" of Borrower, and that for purposes of
Section 547 and 550 of the Bankruptcy Code Guarantor shall not be deemed a "creditor" of Borrower.

     6. SECURITY; SET-OFF. The Guarantor grants to the Lender, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the


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Lender is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     7. INTENTIONALLY DELETED..

     8. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Lender is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Lender at its head office. No such notice shall affect any rights of the Lender or of any affiliate hereunder including, without limitation, the rights set forth in Sections 3 and 5, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipts, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Lender after the date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     9. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, Guarantor's successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein.

     10. FINANCIAL STATEMENTS. The Guarantor, from time to time, will furnish the Lender with such financial statements and other information and statements as the Lender may reasonably request with respect to the financial condition, income, properties or financial affairs of the Guarantor. Without limiting the generality of the foregoing, the Guarantor will furnish or cause to be furnished to the Lender (a) within one hundred twenty (120) days of the end of its fiscal year, a copy of the audited consolidated annual financial statements of the Guarantor and its subsidiaries (including the Borrower) prepared by an independent certified public accountant in accordance with GAAP, as and when prepared, for such fiscal year, certified as complete and true by the President or Chief Financial Officer of Borrower and the President or Chief Financial Officer of the Guarantor, (b) within ten (10) days of filing with the Internal Revenue Service, a copy of the consolidated Federal Income Tax Returns of the Guarantor and its subsidiaries (including the Borrower), as and when filed, for each fiscal year, certified as complete and true by the President or Chief Financial Officer of Borrower and the President or Chief Financial Officer of the Guarantor, and (c) within forty-five (45) days of the end of each fiscal quarter of the Borrower and the Guarantor, consolidated company-prepared financial statements of the Guarantor and is subsidiaries (including the Borrower) consisting of a balance sheet and profit and loss statement, certified as complete and true by the President or Chief Financial Officer of Borrower and the President or Chief Financial Officer of the Guarantor. To the extent that any of the foregoing financial documents or reports are


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publicly available through the United States Securities and Exchange Commission website, Borrower need not provide such financial statements to Lender.

     11. REPRESENTATIONS AND WARRANTIES; RELATIONSHIP WITH BORROWER.

     (a) The Guarantor represents, warrants and certifies to Lender that (i) the Guarantor has the absolute and unrestricted right, power and authority to enter into and perform its obligations under this Guaranty, (ii) the execution, delivery and performance of this Guaranty by the Guarantor has been duly authorized by all necessary action on the part of the Guarantor, (iii) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor, in accordance with its terms, and (iv) the execution and delivery of this Guaranty by the Guarantor will not conflict with or result in any breach of any provision of the organizational documents or bylaws of Guarantor or any material agreement to which Guarantor is a party.

     (b) The Guarantor represents and warrants to the Lender that the Borrower is affiliated (either by ownership, contractual relationship, employment or other meaningful business relationship) with the Guarantor; that the lending of money and other extensions of Obligations by the Lender to the Borrower will enhance and benefit the business activities and interests of the Guarantor.

     12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     13. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid, addressed as follows: if to the Guarantor, at the address set forth beneath Guarantor's signature hereto, and if to the Lender, at 160 Federal Street, Boston, Massachusetts 02110, Attention: Senior Vice President of Lending, with a copy to Gary M. Markoff, Esquire, Sherin and Lodgen LLP, 101 Federal Street, Boston, Massachusetts 02110, or at such address as either party may designate in writing.

     14. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 11 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined, and references to either gender or the neuter herein are for convenience


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only, and shall not be deemed to be limiting to the gender named or to the neuter, but to include all applicable persons, parties and entities.

     16. JURY TRIAL WAIVER. THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT, WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS GUARANTY, ANY INSTRUMENT, DOCUMENT OR AGREEMENT SECURING ANY OF THE OBLIGATIONS OR MADE IN CONNECTION HEREWITH, OR ANY MATTER OR PROCEEDING RELATING HERETO OR THERETO.

                        (signatures appear on next page)


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     IN WITNESS WHEREOF, the Guarantor has executed and delivered, or caused this Guaranty to be executed and delivered by Guarantor's duly authorized representative, under seal, as of the date appearing in the first paragraph on page one hereof.

                                        BIOVEX GROUP, INC.


                                        By: /s/ Philip Astley-Sparke
                                            ------------------------------------
                                            Philip Astley-Sparke,
                                            President

                                        Address: 245 First Street Cambridge,
                                                 Massachusetts 02142


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